UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 7, 2011

Piedmont Office Realty Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-34626	58-2328421
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11695 Johns Creek Parkway Ste 350, Johns Creek, Georgia 30097

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (770) 418-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Beginning on June 7, 2011, Piedmont Office Realty Trust, Inc. (the “Registrant”) will be presenting the information attached as Exhibit 99.1 to this current report on Form 8-K to various groups in conjunction with the National Association of Real Estate Investment Trusts (“NAREIT”) REIT Week 2011: NAREIT’s Investor Forum. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Additionally, the exhibit to this Form 8-K may contain certain statements which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such information is subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “continue” or similar words or phrases that are predictions of future events or trends and which do not relate solely to historical matters.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

99.1	Piedmont’s presentation in conjunction with NAREIT’s Investor Forum at REIT Week 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PIEDMONT OFFICE REALTY TRUST, INC.
(Registrant)

By:	/s/ Laura P. Moon
Laura P. Moon
Chief Accounting Officer

Date: June 7, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Piedmont’s presentation in conjunction with NAREIT’s Investor Forum at REIT Week 2011

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